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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-12707 of Mariner Energy, Inc. on Form S-4 of our report dated July 12, 1996 (August 14, 1996 with respect to Note 10), appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Independent Auditors" in such Prospectus.


/s/  DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Houston, Texas

December 18, 1996